UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2005

Item 1. Report to Stockholders.


Calvert

Investments that make a difference®

December 31, 2005
Annual Report
Calvert First Government
Money Market Fund

Calvert
Investments that Make a Difference

A UNIFI Company

Calvert First Government Money Market Fund

Table of Contents

President's Letter
1

Portfolio Manager Remarks
3

Shareholder Expense Example
5

Report of Independent Registered Public Accounting Firm
7

Statement of Net Assets
8

Statement of Operations
10

Statements of Changes in Net Assets
11

Notes to Financial Statements
13

Financial Highlights
17

Explanation of Financial Tables
20

Proxy Voting and Availability of Quarterly Portfolio Holdings
22

Basis for Board's Approval of Investment Advisory Contract
22

Trustee and Officer Information Table
26

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Dear Shareholder:

Over the past 12 months, the U.S. economy and fixed-income markets have proved remarkably resilient while facing challenges from higher energy prices, the ongoing war in Iraq, rising interest rates and the devastating effects of Hurricanes Katrina, Rita and Wilma. Calvert responded to the Gulf coast hurricanes with both humanitarian and financial assistance, and by crafting the "Katrina Principles" (learn more at www.calvert.com) that serve as guidelines to support sustainable rebuilding in the Gulf region.

In 2005, the Federal Reserve continued its campaign of quarter-point short-term interest rate increases to offset potential inflation, raising the Fed funds rate eight times to a still-moderate 4.25%. As a result, money market rates kept pace with the hikes and the average money market fund returned 2.4% for the year.1

The Impact of Rate Increases

Typically, as interest rates rise, bond prices--and the value of bond funds--decline. Short-term and, to a lesser extent, intermediate-term bond rates did rise during the year. But yields of longer-dated maturities remained largely flat before falling slightly at the end of the year--although this was more true of corporate bonds than municipals. In fact, looking at the broader indices, municipals outperformed taxable bonds in 2005, even before adjusting for taxes.2

Overall, positive bond returns were generated from income and price appreciation. Given the market's current anomalies, and the Fed's recent signals that it may be nearly done raising short-term interest rates, many bond fund investors are wondering where the market is headed over the next year.

A Long-Term, Disciplined Outlook

While no one can answer this question definitively, we believe that in any market environment, and particularly in challenging ones, it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond and money-market funds.

Calvert's expertise in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment.

We encourage you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert embarks on our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2006

1. iMoneyNet, "Low Long-Term Rates Hurt Bond Funds," Wall Street Journal, January 5, 2006

2. Lehman Brothers Municipal Bond Index returned 3.5% during 2005 versus 2.4% for the Lehman Brothers Aggregate Bond Index.

Calvert First Government Money Market Fund

Performance

For the 12-month reporting period ended December 31, 2005, Calvert First Government Money Market Fund Class O shares returned 2.50%, versus 2.43% for the Lipper U.S. Government Money Market Funds Average.

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) increased the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 4.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that the increase in long-term interest rates over the reporting period was so small despite these rate hikes. In February, outgoing Fed Chairman Greenspan described this atypical behavior as a "conundrum".2 The 10-year Treasury yield moved slightly higher, to 4.39%, and the 30-year fixed-rate mortgage rate rose from 5.81% to 6.22%.

Despite sharply higher energy prices and a damaging hurricane season, the economy moved forward at a 3.5% year-over-year pace, as measured by GDP (gross domestic product), for the reporting period. Payroll growth faltered after Hurricane Katrina but still averaged 167,000 new jobs monthly, while the unemployment rate fell from 5.4% to 4.9%. Inflation, as reflected in the headline CPI (consumer price index), was up 3.4%. However, the core CPI, which excludes volatile food and energy prices, was steady at 2.2%. Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

Portfolio Strategy

During the reporting period, we focused on purchasing variable-rate securities, whose rates adjust with changes in short-term rates. In doing so, we positioned the Fund to take advantage of the rising money-market rates that result when the market anticipates an FOMC Fed funds rate increase. As market rates rose in response to the eight Fed funds rate increases, the Fund captured the increases. (At the beginning of the reporting period, one-month LIBOR, a common benchmark for short-term rates, was at 2.40%, and by year end it had increased to 4.39%.3)

In addition, we maintained an average-days-to-maturity near that of our peer group as the year progressed. We took this position because we, like many other market participants, believed the FOMC was nearing the end of its rate hikes. As of December 27, 2005, the average U.S. Government and Agency fund had an average-days-to-maturity of 31 days, while that of the Fund was 26 days.4

Outlook

The FOMC's rate hikes have restored the target Fed funds rate to a more neutral level, neither overly accommodative nor restrictive. We believe the Fed funds target rate will eventually reach between 4.5% and 4.75% in 2006. Following these increases, we believe FOMC action should depend on what the economic data indicate about the state of the economy going forward. Ben Bernanke takes over as Fed Chairman on February 1, 2006, and we look for a smooth transition from the Greenspan era. We expect another year of reasonable economic growth in the U.S. Risks to that expansion, however, would include a meaningful slowdown in the housing sector that could dampen consumer consumption, or a pick-up in core inflation that could raise long-term interest rates, which are currently very low.

Looking ahead, we believe the Fund is well positioned given our outlook for economic growth and higher rates.

January 2006

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The 7-day effective yield more closely reflects the current earnings of the portfolio than the total return quotations.

1. The three-month T-Bill yield rose from 2.22% to 4.08%.
2. Testimony before Congress on February 16, 2005.
3. Source: Bloomberg
4. Source: iMoneynet

Portfolio Managers
James B. O'Boyle
Thomas A. Dailey

Fund
Information

asset allocation

taxable
money market

NASDAQ symbol
FVRXX

CUSIP number
131577-10-8

Portfolio
statistics

weighted
average maturity
12.31.05	30 days
12.31.04	32 days

Class O
average annual
total return
as of 12.31.05
1 year	2.50%
5 year	1.66%
10 year	3.30%

Class B
average annual
total return
as of 12.31.05
1 year	1.25%
5 year	0.70%
Since inception	1.76%
3/31/98

Class C
average annual
total return
as of 12.31.05
1 year	1.24%
5 year	0.70%
Since inception	1.72%
3/31/98

7-day simple/
effective yield
as of 12.31.05
Class O	3.38%/3.44%
Class B	2.08%/2.10%
Class C	2.08%/2.10%

Investment Allocation
(% of Total Investments)

Taxable Variable Rate
Demand Notes	50.8%

U.S. Government
Agencies and
Instrumentalities	49.2%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (including sales charges on Class B and C redemptions); and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05
Class O
Actual	$1,000.00	$1,015.40	$3.72
Hypothetical	$1,000.00	$1,021.51	$3.73
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,009.00	$10.13
Hypothetical	$1,000.00	$1,015.12	$10.16
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,008.90	$10.13
Hypothetical	$1,000.00	$1,015.12	$10.16
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.73%, 2.00% and 2.00% for Class O, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of First Variable Rate Fund for Government Income and
Shareholders of Calvert First Government Money Market Fund:

We have audited the accompanying statement of net assets of Calvert First Government Money Market Fund (the "Fund"), the sole series of First Variable Rate Fund for Government Income, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert First Government Money Market Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 21, 2006

Statement of Net Assets
December 31, 2005

	Principal
Taxable Variable Rate Demand Notes - 50.7%	Amount	Value
Overseas Private Investment Corp., 4.37%, 11/15/13,
GA: US Government (r)	$14,883,721	$14,883,721
Post Apartment Homes LP, 4.39%, 7/15/29, CA: Fannie Mae (r)	35,920,000	35,920,000
Rural Electric Coop Grantor Trust Certificates, 4.38%, 12/18/17,
TOA: JP Morgan Chase Bank (r)	34,830,000	34,830,000

Total Taxable Variable Rate Demand Notes (Cost $85,633,721)		85,633,721

U.S. Government Agencies and Instrumentalities - 49.0%
Fannie Mae:
2.50%, 5/10/06	1,000,000	995,704
2.50%, 5/12/06	775,000	771,683
4.268%, 5/22/06 (r)	5,000,000	4,999,260
2.00%, 6/9/06	1,650,000	1,638,829
3.25%, 7/12/06	1,000,000	997,400
Fannie Mae Discount Notes, 3/31/06	1,000,000	991,570
Federal Farm Credit Bank, 4.211%, 4/4/06 (r)	5,000,000	4,999,566
Federal Home Loan Bank:
STEP, 3.90%, 5/24/06 (r)	2,000,000	2,000,000
4.049%, 6/14/06 (r)	5,000,000	5,000,000
STEP, 3.85%, 6/22/06 (r)	1,000,000	1,000,000
STEP, 3.85%, 7/11/06 (r)	2,000,000	2,000,000
4.099%, 7/21/06 (r)	1,000,000	1,000,000
STEP, 3.90%, 8/9/06 (r)	1,000,000	1,000,000
4.50%, 11/3/06	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes:
1/3/06	43,000,000	42,991,878
2/10/06	1,000,000	995,772
5/17/06	1,350,000	1,327,305
6/2/06	1,000,000	985,433
Freddie Mac:
5.25%, 1/15/06	1,550,000	1,550,720
3.70%, 6/30/06	2,000,000	2,000,000
4.50%, 11/3/06	500,000	500,000
Freddie Mac Discount Notes:
5/30/06	1,000,000	985,617
8/22/06	1,000,000	974,370
9/19/06	1,765,000	1,707,929
11/1/06	500,000	481,063

Total U.S. Government Agencies and
Instrumentalities (Cost $82,894,099)		82,894,099

Total Investments (Cost $168,527,820) - 99.7%		168,527,820
Other assets and liabilities, net - 0.3%		460,179
Net Assets - 100%		$168,987,999
Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 165,606,253 shares outstanding		$165,602,751
Class B: 2,048,000 shares outstanding		2,047,903
Class C: 1,320,452 shares outstanding		1,320,348
Undistributed net investment income		16,997

Net Assets		$168,987,999

Net Asset Value Per Share

Class O (based on net assets of $165,619,392)		$1.00
Class B (based on net assets of $2,048,116)		$1.00
Class C (based on net assets of $1,320,491)		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

CA: Collateral Agreement
GA: Guaranty Agreement
LP: Limited Partnership
STEP: Stepped coupon bonds for which the coupon rate of interest will adjust on specified future dates.
TOA: Tender Option Agreement

See notes to financial statements.

Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Interest income	$5,652,624

Expenses:
Investment advisory fee	439,986
Transfer agency fees and expenses	271,423
Distribution plan expenses:
Class B	23,435
Class C	12,964
Trustees' fees and expenses	10,966
Accounting fees	42,175
Administrative fees:
Class O	430,876
Class B	5,858
Class C	3,241
Custodian fees	20,184
Registration fees	46,180
Reports to shareholders	61,206
Professional fees	20,190
Miscellaneous	22,285
Total expenses	1,410,969
Reimbursement from Advisor:
Class B	(10,304)
Class C	(9,460)
Fees waived:
Class O	(6,722)
Class B	(91)
Class C	(51)
Fees paid indirectly	(17,495)
Net expenses	1,366,846

Net Investment Income	4,285,778

Realized Gain (Loss)
Net realized gain (loss) on investments	1,419

Increase (Decrease) in Net Assets
Resulting from Operations	$4,287,197

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$4,285,778	$1,195,586
Net realized gain (loss)	1,419	290,541

Increase (Decrease) in Net Assets
Resulting from Operations	4,287,197	1,486,127

Distributions to shareholders from
Net investment income:
Class O shares	(4,231,965)	(1,200,572)
Class B shares	(27,509)	(844)
Class C shares	(15,819)	(386)
Total distributions	(4,275,293)	(1,201,802)

Capital share transactions:
Shares sold:
Class O shares	99,664,111	140,052,911
Class B shares	1,042,227	2,906,708
Class C shares	1,073,173	2,197,247
Reinvestment of distributions:
Class O shares	4,144,253	1,175,352
Class B shares	24,260	723
Class C shares	14,339	393
Shares redeemed:
Class O shares	(116,416,073)	(138,580,477)
Class B shares	(1,880,108)	(2,989,661)
Class C shares	(1,273,257)	(1,728,413)
Total capital share transactions	(13,607,075)	3,034,783

Total Increase (Decrease) in Net Assets	(13,595,171)	3,319,108

Net Assets
Beginning of year	182,583,170	179,264,062
End of year (including undistributed net investment income of $16,997 and $6,442, respectively)	$168,987,999	$182,583,170

See notes to financial statements.

	Year Ended	Year Ended
	December 31,	December 31,
Capital Share Activity	2005	2004
Shares sold:
Class O shares	99,664,047	140,052,902
Class B shares	1,042,227	2,906,708
Class C shares	1,073,173	2,197,247
Reinvestment of distributions:
Class O shares	4,144,253	1,175,352
Class B shares	24,260	723
Class C shares	14,339	393
Shares redeemed:
Class O shares	(116,416,073)	(138,580,477)
Class B shares	(1,880,108)	(2,989,661)
Class C shares	(1,273,257)	(1,728,413)
Total capital share activity	(13,607,139)	3,034,774

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). Effective January 1, 2006, Ameritas Acacia Mutal Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $36,505 was payable at year end. In addition $26,204 was payable at year end for operating expenses paid by Advisor during December 2005.

The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2006. The contractual expense cap is 2.00% for Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B and Class C pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $36,468 was payable at year end. For the year ended December 31, 2005, CASC waived $6,722, $91, and $51 of its fee in Class O, Class B, and Class C, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $2,936 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $116,558 for the year ended December 31, 2005. Under terms of the agreement, $9,596 was payable at year end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at December 31, 2005 for federal income tax purposes was $168,527,820.

The tax character of dividends and distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

	2005	2004
Ordinary income	$4,275,293	$1,201,802
Total	$4,275,293	$1,201,802

As of December 31, 2005, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$16,997
Total	$16,997

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the recharacterization of the distributions.

Undistributed net investment income	$70
Accumulated net realized gain (loss)	(70)

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2005, purchases and sales transactions were $647,045,000 and $649,560,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowing information by the Fund under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$20,354	4.20%	$1,438,872	November 2005

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.025	.007	.005
Distributions from
Net investment income	(.025)	(.007)	(.005)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.50%	0.66%#	0.52%
Ratios to average net assets: A
Net investment income	2.46%	.65%	.53%
Total expenses	.76%	.78%	.78%
Expenses before offsets	.76%	.77%	.78%
Net expenses	.75%	.77%	.77%
Net assets, ending (in thousands)	$165,619	$178,215	$175,282

	Years Ended
	December 31,	December 31,
Class O Shares	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.012	034
Distributions from
Net investment income	(.012)	(.034)
Net asset value, ending	$1.00	$1.00

Total return*	1.19%	3.45%
Ratios to average net assets: A
Net investment income	1.18%	3.39%
Total expenses	.75%	.77%
Expenses before offsets	.75%	.77%
Net expenses	.75%	.76%
Net assets, ending (in thousands)	$205,780	$227,259

See notes to financial statements.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class B Shares	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.012	**	**
Distributions from
Net investment income	(.012)	**	**
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.25%	.03%	.02%
Ratios to average net assets: A
Net investment income	1.15%	.03%	.01%
Total expenses	2.45%	2.30%	2.14%
Expenses before offsets	2.01%	1.42%	1.30%
Net expenses	2.00%	1.41%	1.30%
Net assets, ending (in thousands)	$2,048	$2,862	$2,944

	Years Ended
	December 31	December 31,
Class B Shares	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.001	.021
Distributions from
Net investment income	(.001)	(.021)
Net asset value, ending	$1.00	$1.00

Total return*	.06%	2.15%
Ratios to average net assets: A
Net investment income	.09%	1.57%
Total expenses	2.17%	3.27%
Expenses before offsets	1.78%	2.01%
Net expenses	1.78%	2.00%
Net assets, ending (in thousands)	$4,874	$1,898

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class C Shares	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.012	**	**
Distributions from
Net investment income	(.012)	**	**
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.24%	.03%	.02%
Ratios to average net assets: A
Net investment income (loss)	1.20%	.03%	(.02%)
Total expenses	2.74%	2.70%	2.65%
Expenses before offsets	2.01%	1.43%	1.33%
Net expenses	2.00%	1.43%	1.33%
Net assets, ending (in thousands)	$1,320	$1,506	$1,038

	Years Ended
	December 31,	December 31,
Class C Shares	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.001	.021
Distributions from
Net investment income	(.001)	(.021)
Net asset value, ending	$1.00	$1.00

Total return*	.08%	2.18%
Ratios to average net assets: A
Net investment income	.11%	1.82%
Total expenses	2.72%	3.16%
Expenses before offsets	1.80%	2.03%
Net expenses	1.79%	2.00%
Net assets, ending (in thousands)	$1,303	$1,737

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# On December 31, 2004, the Advisor voluntarily contributed $291,890 to the Fund's Class O shares to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

* Total return is not annualized for periods less than one year.

** Net investment income and distributions were less than $.001 per share.

See notes to financial statements.

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

20 - CALVERT FIRST GOVERNMENT MONEY MARKET FUND ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust with respect to the Fund and the Advisor on December 7, 2005.

In evaluating the Investment Advisory Agreement, the Board of Trustees considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and three-year annualized periods ended June 30, 2005, the Fund's performance was above the median of its peer group, and that for the five-year period ended June 30, 2005, the Fund's performance was below the median of its peer group. The Fund underperformed its Lipper index for the same one-, three- and five year periods. The Board noted the relatively small difference in performance rankings among the funds in the Fund's peer group, as well as the peer group which the independent third party placed the Fund. The Board also noted the Fund's improvement in performance from previous years. Based upon their review, the Trustees concluded that the Fund's performance has been satisfactory.

In considering the Fund's fees and expenses, the Board of Trustees compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee was below the median of its peer group and total expenses (net of any fee waivers and fees paid indirectly) were above the median of its peer group. The Trustees also took into account management's discussion of the Fund's expenses and certain factors that bear upon the level of such expenses. The Board noted the relatively small level of difference in expenses among the funds in the Fund's peer group, as well as the peer group which the independent third party placed the Fund. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Trustees also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board noted that the Fund's advisory fee contains breakpoints that will reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

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(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED TRUSTEES
RICHARD L. BAIRD, JR. AGE: 57	Trustee	FVRF 1976	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	26
FRANK H. BLATZ, JR., Esq. AGE: 70	Trustee	FVRF 1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE: 57	Trustee	FVRF 1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 73	Trustee	FVRF 1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 57	Trustee	FVRF 1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 60	Trustee	FVRF 1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 68	Trustee	FVRF 1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 53	Trustee & President	FVRF 1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 68	Trustee & Senior Vice President	FVRF 1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 57	Trustee & Chair	FVRF 1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1979	Senior Vice President, Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Muni. Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/04		Fiscal Year ended 12/31/05
	$	%*	$	% *

(a) Audit Fees	$13,750	0%	$14,850	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$2,310	0%	$2,640	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$16,060	0%	$17,490	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/04		Fiscal Year ended 12/31/05
$	%*	$	% *

$11,000	0%*	$10,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item on its Form N-CSR filed on September 8, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: March 2, 2006

By:	/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer

Date: March 2, 2006